UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

April 25, 2006

RAYONIER INC.

COMMISSION FILE NUMBER 1-6780

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

RAYONIER INC.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2006, a press release was issued announcing first quarter 2006 consolidated earnings for Rayonier Inc. A copy of Rayonier’s press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1    Press release entitled “Rayonier Reports First Quarter 2006 Results” issued April 25, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Accounting Officer

April 25, 2006

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press release entitled “Rayonier Reports First Quarter 2006 Results” issued April 25, 2006	Furnished herewith

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